Commitments and Contingencies - Future Minimum Payments Required under Operating Leases that have Initial or Remaining Non-cancellable Lease Terms in Excess of One Year (Detail) $ in Thousands	Dec. 31, 2017 USD ($)
Commitments And Contingencies Disclosure [Abstract]
2018	$ 27,710
2019	26,018
2020	23,586
2021	21,570
2022	22,077
Thereafter	$ 147,949